EXHIBIT 99.2

Please fill in all values!
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                                            ARM                         FRM
Percentage Bal.                            90.14%                      9.86%
Deal Balance                            1,113,066,545               121,814,910
Gross WAC                                  6.625%                     7.310%
CLTV (incld. Sil. 2nds)                    91.52%                     85.05%
FICO                                        650                         640
Avg. Loan Balance                         213,354                     142,141
Stated Document %                          7.36%                       3.19%
DTI                                        44.34%                     40.64%
IO %                                       65.69%                     10.70%
Second Lien %                              0.00%                       0.00%
Silent Seconds %                           45.17%                     23.10%
Property Type                              99.98%                     99.69%
Single Family %                            68.40%                     75.30%
PUD %                                      18.33%                     15.83%
2-4 Unit %                                 4.87%                       5.94%
Condo %                                    8.38%                       2.62%
Occupancy Type                            100.00%                     100.00%
Owner Occupied                             97.66%                     97.74%
2nd Home                                   0.00%                       0.00%
Investor Prop.                             2.34%                       2.26%
Loan Purpose                              100.00%                     100.00%
Purchase                                   64.42%                     36.72%
Cash-Out                                   29.68%                     49.77%
Rate-Reduction                             5.90%                      13.51%

* Total does not equal 100% due to minimal amounts of modular housing



                                          IO                      Non-IO
Percentage Bal.                         60.27%                    39.73%
Deal Balance                            744,243,950               490,637,505
Gross WAC                               6.433%                    7.086%
CLTV (incld. Sil. 2nds)                 93.47%                    86.95%
FICO                                      656                       638
Avg. Loan Balance                       248,911                   159,091
Stated Document %                        7.66%                     5.86%
DTI                                     46.14%                    40.68%
IO %                                    100.00%                    0.00%
Second Lien %                            0.00%                     0.00%
Silent Seconds %                        58.82%                    18.99%
Property Type                           99.99%                    99.89%
Single Family %                         64.65%                    75.79%
PUD %                                   21.79%                    12.47%
2-4 Unit %                               3.46%                     7.28%
Condo %                                 10.09%                     4.36%
Occupancy Type                          100.00%                   100.00%
Owner Occupied                          97.28%                    98.27%
2nd Home                                 0.00%                     0.00%
Investor Prop.                           2.72%                     1.73%
Loan Purpose
Purchase                                75.64%                    40.52%
Cash-Out                                21.52%                    47.06%
Rate-Reduction                           2.85%                    12.42%



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The information contained in the attached Computational Materials, Structural
Term Sheet, or Collateral Term Sheet relating to the Series 2005-FF1 (the "Securities") to be issued by First Franklin Mortgage Loan Trust 2005-FF1 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays. Barclays has not independently verified the Information and makes no representation as to whether the Information is accurate, complete, or up-to-date. The Information contained herein is preliminary and has been prepared solely for informational purposes. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the assumptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and
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